Exhibit 99

Chemed Reports Third-Quarter 2017 Results

-Increases Full-Year Guidance-

CINCINNATI--(BUSINESS WIRE)--October 26, 2017--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its third quarter ended September 30, 2017, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 6.3% to $417 million
  GAAP Earnings-per-Share of $2.13, an increase of 31.5%
  Adjusted Diluted EPS of $2.15 an increase of 24.3%

VITAS segment operating results:

  Net Patient Revenue of $289 million, an increase of 2.2%
  Average Daily Census (ADC) of 16,652 an increase of 2.8%
  Admissions of 16,000, a decrease of 1.0%
  Net Income of $26.5 million, an increase of 26.6%
  Adjusted EBITDA of $43.9 million, an increase of 13.7%

Roto-Rooter segment operating results:

  Revenue of $128 million, an increase of 17.1%
  Net Income of $16.0 million, an increase of 24.7%
  Adjusted EBITDA of $28.8 million, an increase of 21.3%
  Adjusted EBITDA margin of 22.4%, an increase of 77 basis points

VITAS

Net revenue for VITAS was $289 million in the third quarter of 2017, which is an increase of 2.2%, when compared to the prior-year period. This revenue increase is comprised of a geographically weighted average Medicare reimbursement rate increase of approximately 1.3%, a 2.8% increase in average daily census, offset by acuity mix shift which negatively impacted revenue 2.2%, when compared to the prior-year period.

In the third quarter of 2017, VITAS had a 24.4/75.6 RHC Days-of-Care ratio and generated approximately $1.2 million in SIA revenue. This compares to a 2016 RHC Days-of-Care ratio of 24.6/75.4 and SIA revenue of $1.3 million.

VITAS did not incur any Medicare Cap billing limitations in the quarter. At September 30, 2017, VITAS had 30 Medicare provider numbers, none of which has an estimated 2017 Medicare Cap billing limitation.

Of VITAS’ 30 unique Medicare provider numbers, 28 provider numbers have a Medicare Cap cushion of 10% or greater and two provider numbers had a cap cushion between 5% and 10% for the 2017 Medicare Cap period.

Average revenue per patient per day in the quarter was $188.62, which is 0.7% below the prior-year period. Routine home care reimbursement and high acuity care averaged $162.24 and $709.80, respectively. During the quarter, high acuity days of care were 4.8% of total days of care, 74 basis points less than the prior-year quarter.

The third quarter of 2017 gross margin was 23.1%, which, excluding 2016 Medicare Cap, is a 240-basis point improvement when compared to the third quarter of 2016.

Selling, general and administrative expense was $23.8 million in the third quarter of 2017, which is an increase of 9.2% compared to the prior-year quarter. Adjusted EBITDA totaled $43.9 million in the quarter, an increase of 13.7%. Adjusted EBITDA margin was 15.2% in the quarter which is 154 basis point improvement when compared to the prior-year period.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $128 million for the third quarter of 2017, an increase of $18.8 million, or 17.1%, over the prior-year quarter. Revenue from water restoration totaled $21.1 million, an increase of $9.2 million or, 77.2%, when compared to the prior-year quarter.

Roto-Rooter’s gross margin in the quarter was 48.7%, an 86 basis point improvement when compared to the third quarter of 2016. Adjusted EBITDA in the third quarter of 2017 totaled $28.8 million, an increase of 21.3%, and the Adjusted EBITDA margin was 22.4% in the quarter, 77 basis points higher than the prior year.

Chemed Consolidated

As of September 30, 2017, Chemed had total cash and cash equivalents of $19 million and debt of $83 million.

In June 2014, Chemed entered into a five-year Amended and Restated Credit Agreement that consisted of a $100 million amortizable term loan and a $350 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 112.5 basis points. At September 30, 2017, the Company had approximately $309 million of undrawn borrowing capacity under this credit agreement.

During the quarter, the Company repurchased 50,000 shares of Chemed stock for $9.6 million which equates to a cost per share of $191.52. On March 10, 2017, Chemed’s Board of Directors authorized an additional $100 million for stock repurchase under Chemed’s existing share repurchase program. As of September 30, 2017, there was $55.5 million of remaining share repurchase authorization under this plan.

Updated Guidance for 2017

Revenue growth for VITAS in 2017, prior to Medicare Cap, is estimated to be in the range of 2% to 3%. Admissions and Average Daily Census in 2017 are estimated to expand approximately 2% to 3% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 15.0%. We are currently estimating $1.5 million for Medicare Cap billing limitations in the 2017 calendar year.

Roto-Rooter is forecasted to achieve full-year 2017 revenue growth of 13% to 14%. This revenue estimate is based upon increased job pricing of approximately 2% and continued growth in water restoration services. Adjusted EBITDA margin for 2017 is estimated at 22.5%.

Based upon the above, full-year 2017 adjusted earnings per diluted share, excluding non-cash expense for stock options, costs related to litigation, and other discrete items, is estimated to be in the range of $8.35 to $8.40. This compares to Chemed’s 2016 reported adjusted earnings per diluted share of $7.24.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Friday, October 27, 2017, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1 (661) 378-9533 for international participants. The participant passcode/Conference ID is 92685764. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call. The replay Conference ID is 92685764. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 16,500 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water restoration services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Service revenues and sales	$417,444	$392,607	$1,238,367	$1,173,405
Cost of services provided and goods sold	288,047	281,658	859,039	836,348
Selling, general and administrative expenses (aa)	66,919	59,373	205,031	181,046
Depreciation	8,819	8,614	26,545	25,619
Amortization	33	91	111	274
Other operating expenses	(371)	-	91,138	4,491
Total costs and expenses	363,447	349,736	1,181,864	1,047,778
Income from operations	53,997	42,871	56,503	125,627
Interest expense	(1,048)	(1,018)	(3,164)	(2,831)
Other income--net (bb)	1,323	1,640	5,439	1,933
Income before income taxes	54,272	43,493	58,778	124,729
Income taxes	(18,835)	(16,664)	(15,153)	(48,175)
Net income	$35,437	$26,829	$43,625	$76,554

Earnings Per Share
Net income	$2.22	$1.66	$2.72	$4.66
Average number of shares outstanding	15,976	16,166	16,068	16,443

Diluted Earnings Per Share
Net income	$2.13	$1.62	$2.60	$4.54
Average number of shares outstanding	16,676	16,559	16,763	16,851

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
SG&A expenses before long-term incentive
compensation, expenses related to the O.I.G.
investigation and the impact of market value
adjustments related to deferred compensation
plans	$63,463	$56,475	$191,213	$174,183
Market value adjustments related to
deferred compensation plans	1,417	1,656	5,619	1,857
Long-term incentive compensation	1,104	643	3,021	901
Expenses related to the O.I.G. investigation	935	599	5,178	4,105
Total SG&A expenses	$66,919	$59,373	$205,031	$181,046

(bb)	Other income--net comprises (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Market value adjustments related to
deferred compensation plans	$1,417	$1,656	$5,619	$1,857
Loss on disposal of property and equipment	(146)	(134)	(481)	(224)
Interest income	51	119	297	301
Other	1	(1)	4	(1)
Total other income--net	$1,323	$1,640	$5,439	$1,933

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	September 30,
	2017	2016
Assets
Current assets
Cash and cash equivalents	$18,871	$21,285
Accounts receivable less allowances	91,483	86,006
Inventories	5,658	6,101
Prepaid income taxes	3,621	5,069
Prepaid expenses	15,678	14,498
Total current assets	135,311	132,959
Investments of deferred compensation plans held in trust	60,445	55,158
Properties and equipment, at cost less accumulated depreciation	143,148	119,994
Identifiable intangible assets less accumulated amortization	54,793	55,067
Goodwill	473,024	472,418
Deferred income taxes	21,893	10
Other assets	6,845	6,870
Total Assets	$895,459	$842,476

Liabilities
Current liabilities
Accounts payable	$34,752	$42,844
Current portion of long-term debt	10,000	8,125
Income taxes	12,349	-
Accrued insurance	44,584	46,233
Accrued compensation	53,857	48,391
Accrued legal	91,450	1,495
Other current liabilities	22,382	20,369
Total current liabilities	269,374	167,457
Deferred income taxes	-	15,586
Long-term debt	72,500	102,500
Deferred compensation liabilities	59,389	54,455
Other liabilities	16,494	15,276
Total Liabilities	417,757	355,274

Stockholders' Equity
Capital stock	34,514	34,174
Paid-in capital	668,573	625,961
Retained earnings	988,895	930,184
Treasury stock, at cost	(1,216,509)	(1,105,620)
Deferred compensation payable in Company stock	2,229	2,503
Total Stockholders' Equity	477,702	487,202
Total Liabilities and Stockholders' Equity	$895,459	$842,476

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Nine Months Ended September 30,
	2017	2016
Cash Flows from Operating Activities
Net income	$43,625	$76,554
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	26,656	25,893
Provision for uncollectible accounts receivable	12,953	12,132
Stock option expense	7,738	6,259
Benefit for deferred income taxes	(36,175)	(5,530)
Potential litigation settlement	90,000	-
Noncash early retirement expense	-	1,747
Amortization of restricted stock awards	933	1,415
Noncash directors' compensation	766	541
Noncash long-term incentive compensation	2,888	837
Amortization of debt issuance costs	387	390
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Decrease in accounts receivable	27,534	8,061
Decrease in inventories	97	213
Increase in prepaid expenses	(2,573)	(1,646)
Increase/(decrease) in accounts payable and
other current liabilities	2,448	(5,471)
Increase in income taxes	12,432	8,587
Increase in other assets	(6,238)	(5,694)
Increase in other liabilities	6,046	6,835
Excess tax benefit on share-based compensation	-	(2,974)
Other sources	1,472	204
Net cash provided by operating activities	190,989	128,353
Cash Flows from Investing Activities
Capital expenditures	(50,247)	(29,708)
Business combinations, net of cash acquired	(525)	-
Other sources/(uses)	116	(114)
Net cash used by investing activities	(50,656)	(29,822)
Cash Flows from Financing Activities
Payments on revolving line of credit	(203,700)	(85,200)
Proceeds from revolving line of credit	183,700	110,200
Purchases of treasury stock	(94,640)	(102,313)
Dividends paid	(12,879)	(12,215)
Proceeds from exercise of stock options	11,625	4,625
Decrease in cash overdrafts payable	(8,139)	2,092
Capital stock surrendered to pay taxes on stock-based compensation	(7,637)	(7,051)
Payments on other long-term debt	(6,250)	(5,625)
Excess tax benefit on share-based compensation	-	2,974
Other sources	1,148	540
Net cash used by financing activities	(136,772)	(91,973)
Increase in Cash and Cash Equivalents	3,561	6,558
Cash and cash equivalents at beginning of year	15,310	14,727
Cash and cash equivalents at end of period	$18,871	$21,285

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2017
Service revenues and sales	$288,951	$128,493	$-	$417,444
Cost of services provided and goods sold	222,119	65,928	-	288,047
Selling, general and administrative expenses (a)	23,783	33,694	9,442	66,919
Depreciation	4,529	4,268	22	8,819
Amortization	-	33	-	33
Other operating expenses (a)	(371)	-	-	(371)
Total costs and expenses	250,060	103,923	9,464	363,447
Income/(loss) from operations	38,891	24,570	(9,464)	53,997
Interest expense	(53)	(73)	(922)	(1,048)
Intercompany interest income/(expense)	2,950	1,378	(4,328)	-
Other income/(expense)—net	(86)	(8)	1,417	1,323
Income/(loss) before income taxes	41,702	25,867	(13,297)	54,272
Income taxes (a)	(15,248)	(9,833)	6,246	(18,835)
Net income/(loss)	$26,454	$16,034	$(7,051)	$35,437

2016
Service revenues and sales (b)	$282,865	$109,742	$-	$392,607
Cost of services provided and goods sold	224,410	57,248	-	281,658
Selling, general and administrative expenses (b)	21,775	28,635	8,963	59,373
Depreciation	4,751	3,731	132	8,614
Amortization	14	77	-	91
Total costs and expenses	250,950	89,691	9,095	349,736
Income/(loss) from operations	31,915	20,051	(9,095)	42,871
Interest expense	(59)	(78)	(881)	(1,018)
Intercompany interest income/(expense)	1,810	800	(2,610)	-
Other income/(expense)—net	(1)	(14)	1,655	1,640
Income/(loss) before income taxes	33,665	20,759	(10,931)	43,493
Income taxes (b)	(12,762)	(7,904)	4,002	(16,664)
Net income/(loss)	$20,903	$12,855	$(6,929)	$26,829

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2017
Service revenues and sales (a)	$855,977	$382,390	$-	$1,238,367
Cost of services provided and goods sold	663,565	195,474	-	859,039
Selling, general and administrative expenses (a)	72,608	100,917	31,506	205,031
Depreciation	14,048	12,322	175	26,545
Amortization	14	97	-	111
Other operating expenses (a)	91,138	-	-	91,138
Total costs and expenses	841,373	308,810	31,681	1,181,864
Income/(loss) from operations	14,604	73,580	(31,681)	56,503
Interest expense	(161)	(259)	(2,744)	(3,164)
Intercompany interest income/(expense)	8,478	4,035	(12,513)	-
Other income/(expense)—net	(95)	(85)	5,619	5,439
Income/(loss) before income taxes	22,826	77,271	(41,319)	58,778
Income taxes (a)	(8,029)	(29,555)	22,431	(15,153)
Net income/(loss)	$14,797	$47,716	$(18,888)	$43,625

2016
Service revenues and sales (b)	$839,131	$334,274	$-	$1,173,405
Cost of services provided and goods sold	662,371	173,977	-	836,348
Selling, general and administrative expenses (b)	69,197	87,890	23,959	181,046
Depreciation	14,346	10,860	413	25,619
Amortization	41	233	-	274
Other operating expenses (b)	4,491	-	-	4,491
Total costs and expenses	750,446	272,960	24,372	1,047,778
Income/(loss) from operations	88,685	61,314	(24,372)	125,627
Interest expense	(176)	(264)	(2,391)	(2,831)
Intercompany interest income/(expense)	5,840	2,614	(8,454)	-
Other income/(expense)—net	76	(2)	1,859	1,933
Income/(loss) before income taxes	94,425	63,662	(33,358)	124,729
Income taxes (b)	(35,887)	(24,446)	12,158	(48,175)
Net income/(loss)	$58,538	$39,216	$(21,200)	$76,554

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2017
Net income/(loss)	$26,454	$16,034	$(7,051)	$35,437
Add/(deduct):
Interest expense	53	73	922	1,048
Income taxes	15,248	9,833	(6,246)	18,835
Depreciation	4,529	4,268	22	8,819
Amortization	-	33	-	33
EBITDA	46,284	30,241	(12,353)	64,172
Add/(deduct):
Intercompany interest expense/(income)	(2,950)	(1,378)	4,328	-
Interest income	(48)	(4)	-	(52)
Expenses related to OIG investigation	935	-	-	935
Program closure expenses	(371)	-	-	(371)
Amortization of stock awards	72	67	156	295
Advertising cost adjustment (c)	-	(162)	-	(162)
Stock option expense	-	-	1,683	1,683
Long-term incentive compensation	-	-	1,104	1,104
Adjusted EBITDA	$43,922	$28,764	$(5,082)	$67,604

2016
Net income/(loss)	$20,903	$12,855	$(6,929)	$26,829
Add/(deduct):
Interest expense	59	78	881	1,018
Income taxes	12,762	7,904	(4,002)	16,664
Depreciation	4,751	3,731	132	8,614
Amortization	14	77	-	91
EBITDA	38,489	24,645	(9,918)	53,216
Add/(deduct):
Intercompany interest expense/(income)	(1,810)	(800)	2,610	-
Interest income	(108)	(11)	-	(119)
Expenses related to OIG investigation	599	-	-	599
Net expenses related to litigation settlements	1,149	-	-	1,149
Medicare cap sequestration adjustment	228	-	-	228
Amortization of stock awards	85	76	279	440
Advertising cost adjustment (c)	-	(188)	-	(188)
Stock option expense	-	-	1,419	1,419
Long-term incentive compensation	-	-	643	643
Adjusted EBITDA	$38,632	$23,722	$(4,967)	$57,387

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2017
Net income/(loss)	$14,797	$47,716	$(18,888)	$43,625
Add/(deduct):
Interest expense	161	259	2,744	3,164
Income taxes	8,029	29,555	(22,431)	15,153
Depreciation	14,048	12,322	175	26,545
Amortization	14	97	-	111
EBITDA	37,049	89,949	(38,400)	88,598
Add/(deduct):
Intercompany interest expense/(income)	(8,478)	(4,035)	12,513	-
Interest income	(267)	(29)	-	(296)
Potential litigation settlement	90,000	-	-	90,000
Medicare cap sequestration adjustment	105	-	-	105
Program closure expenses	1,138	-	-	1,138
Expenses related to OIG investigation	5,178	-	-	5,178
Amortization of stock awards	220	203	510	933
Advertising cost adjustment (c)	-	(707)	-	(707)
Expenses related to litigation settlements	-	213	-	213
Stock option expense	-	-	7,738	7,738
Long-term incentive compensation	-	-	3,021	3,021
Adjusted EBITDA	$124,945	$85,594	$(14,618)	$195,921

2016
Net income/(loss)	$58,538	$39,216	$(21,200)	$76,554
Add/(deduct):
Interest expense	176	264	2,391	2,831
Income taxes	35,887	24,446	(12,158)	48,175
Depreciation	14,346	10,860	413	25,619
Amortization	41	233	-	274
EBITDA	108,988	75,019	(30,554)	153,453
Add/(deduct):
Intercompany interest expense/(income)	(5,840)	(2,614)	8,454	-
Interest income	(256)	(45)	-	(301)
Early retirement expenses	4,491	-	-	4,491
Expenses related to OIG investigation	4,105	-	-	4,105
Amortization of stock awards	302	230	883	1,415
Medicare cap sequestration adjustment	228	-	-	228
Advertising cost adjustment (c)	-	(1,353)	-	(1,353)
Net expenses related to litigation settlements	1,149	44	-	1,193
Long-term incentive compensation	-	-	901	901
Stock option expense	-	-	6,259	6,259
Adjusted EBITDA	$113,167	$71,281	$(14,057)	$170,391

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net income as reported	$35,437	$26,829	$43,625	$76,554

Add/(deduct) after-tax cost of:
Potential litigation settlement	-	-	55,800	-
Excess tax benefits on stock compensation	(1,783)	-	(8,121)	-
Stock option expense	1,064	897	4,892	3,958
Long-term incentive compensation	699	406	1,911	570
Expenses of OIG investigation	578	370	3,198	2,535
Program closure expenses	(223)	-	675	-
Expenses related to litigation settlements	-	-	129	27
Medicare cap sequestration adjustments	-	141	65	141
Early retirement expenses	-	-	-	2,840
Adjusted net income	$35,772	$28,643	$102,174	$86,625

Diluted Earnings Per Share As Reported
Net income	$2.13	$1.62	$2.60	$4.54
Average number of shares outstanding	16,676	16,559	16,763	16,851

Adjusted Diluted Earnings Per Share
Adjusted net income	$2.15	$1.73	$6.10	$5.14
Average number of shares outstanding	16,676	16,559	16,763	16,851

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING STATISTICS	2017	2016	2017	2016
Net revenue ($000) (d)
Homecare	$236,565	$225,348	$693,359	$659,477
Inpatient	22,516	23,850	68,439	73,856
Continuous care	29,870	33,895	94,426	106,026
Total before Medicare cap allowance	$288,951	$283,093	$856,224	$839,359
Medicare cap allowance	-	(228)	(247)	(228)
Total	$288,951	$282,865	$855,977	$839,131
Net revenue as a percent of total before Medicare cap allowance
Homecare	81.9%	79.6%	81.0%	78.6%
Inpatient	7.8	8.4	8.0	8.8
Continuous care	10.3	12.0	11.0	12.6
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	-	(0.1)	-	-
Total	100.0%	99.9%	100.0%	100.0%
Average daily census ("ADC") (days)
Homecare	12,596	12,223	12,444	11,972
Nursing home	3,254	3,077	3,148	3,028
Routine homecare	15,850	15,300	15,592	15,000
Inpatient	354	394	358	406
Continuous care	448	507	475	530
Total	16,652	16,201	16,425	15,936

Total Admissions	16,000	16,157	49,874	49,205
Total Discharges	15,726	15,690	49,074	48,403
Average length of stay (days)	89.5	87.7	87.9	85.2
Median length of stay (days)	16.0	16.0	16.0	16.0
ADC by major diagnosis
Cerebro	35.6%	32.9%	35.0%	32.2%
Neurological	18.9	20.7	19.4	21.3
Cardio	16.6	17.1	16.6	17.3
Cancer	14.4	15.5	14.8	15.3
Respiratory	7.9	7.8	7.9	7.8
Other	6.6	6.0	6.3	6.1
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	22.0%	21.2%	21.9%	20.9%
Neurological	10.0	11.0	10.5	11.0
Cancer	31.5	33.3	30.8	31.9
Cardio	14.9	14.4	15.1	15.3
Respiratory	10.6	9.0	10.9	10.1
Other	11.0	11.1	10.8	10.8
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (e)
Routine homecare	52.4%	51.4%	52.2%	51.8%
Inpatient	3.4	(2.4)	4.4	2.7
Continuous care	17.3	12.2	16.9	13.7
Homecare margin drivers (dollars per patient day)
Labor costs	$56.48	$56.53	$57.20	$56.51
Combined drug, home medical equipment and
medical supplies cost	14.67	16.30	14.77	15.90
Inpatient margin drivers (dollars per patient day)
Labor costs	$362.48	$360.35	$369.77	$346.61
Continuous care margin drivers (dollars per patient day)
Labor costs	$579.31	$618.15	$584.82	$609.08
Bad debt expense as a percent of revenues	1.1%	1.2%	1.1%	1.2%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	34.6	38.4	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	19.9	20.7	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016
(unaudited)

(a)	Included in the results of operations for 2017 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2017
		VITAS	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(935)	$-	$(935)
	Stock option expense	-	(1,683)	(1,683)
	Long-term incentive compensation	-	(1,104)	(1,104)
	Other operating expenses:
	Program closure expenses	371	-	371
	Pretax impact on earnings	(564)	(2,787)	(3,351)
	Excess tax benefits on stock compensation	-	1,783	1,783
	Income tax benefit on the above	209	1,024	1,233
	After-tax impact on earnings	$(355)	$20	$(335)

		Nine Months Ended September 30, 2017
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(105)	$-	$-	$(105)
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	(5,178)	-	-	(5,178)
	Expenses related to litigation settlements	-	(213)	-	(213)
	Stock option expense	-	-	(7,738)	(7,738)
	Long-term incentive compensation	-	-	(3,021)	(3,021)
	Other operating expenses:
	Potential litigation settlement	(90,000)	-	-	(90,000)
	Program closure expenses	(1,138)	-	-	(1,138)
	Pretax impact on earnings	(96,421)	(213)	(10,759)	(107,393)
	Excess tax benefits on stock compensation	-	-	8,121	8,121
	Income tax benefit on the above	36,683	84	3,956	40,723
	After-tax impact on earnings	$(59,738)	$(129)	$1,318	$(58,549)

(b)	Included in the results of operations for 2016 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2016
		VITAS	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(228)	$-	$(228)
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	(599)	-	(599)
	Stock option expense	-	(1,419)	(1,419)
	Long-term incentive compensation	-	(643)	(643)
	Pretax impact on earnings	(827)	(2,062)	(2,889)
	Income tax benefit on the above	316	759	1,075
	After-tax impact on earnings	$(511)	$(1,303)	$(1,814)

		Nine Months Ended September 30, 2016
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(228)	$-	$-	$(228)
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	(4,105)	-	-	(4,105)
	Expenses related to litigation settlements	-	(44)	-	(44)
	Stock option expense	-	-	(6,259)	(6,259)
	Long-term incentive compensation	-	-	(901)	(901)
	Other operating expenses:
	Early retirement expenses	(4,491)	-	-	(4,491)
	Pretax impact on earnings	(8,824)	(44)	(7,160)	(16,028)
	Income tax benefit on the above	3,308	17	2,632	5,957
	After-tax impact on earnings	$(5,516)	$(27)	$(4,528)	$(10,071)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the third quarters of 2017 and 2016, GAAP advertising expense for Roto-Rooter totaled $8,113,000 and $6,496,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the third quarters of 2017 and 2016 would total $8,275,000 and $6,684,000, respectively.

Similarly, for the first nine months of 2017 and 2016, GAAP advertising expense for Roto-Rooter totaled $22,897,000 and $19,394,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first nine months of 2017 and 2016 would total $23,604,000 and $20,747,000, respectively.

(d)

VITAS has 10 large (greater than 450 ADC), 16 medium (greater than 200 but less than 450 ADC) and 18 small (less than 200 ADC) hospice programs. Of VITAS' 30 unique Medicare provider numbers, 28 provider numbers have a Medicare cap cushion of 10% or greater during the first nine months of the current cap year and two provider number has a Medicare cap cushion between 5% and 10%.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901